Exhibit 10.11

DELL

December 19, 2007

Jeffrey Simon
President
CIT DFS Inc.
1 CIT Drive
Livingston, New Jersey 07039

Re: The 2004 Extension and Funding Agreement dated September 8, 2004 ("Funding Agreement")

Ladies and Gentlemen:

Reference is made to the Funding Agreement. All capitalized terms used but not defined in this letter have the meanings assigned in the Funding Agreement.

Under Section 3(a) of the Funding Agreement "Funding Rights", CIT has the right, but not the obligation, to purchase its Fiscal Year 2010 CIT Minimum Funding Right in Fiscal Year 2009, for a cumulative Fiscal Year 2009 CIT Minimum Funding Right Percentage of up to 60%.

On January 30th, 2009, Dell will have the right, but not the obligation, to purchase any remaining Fiscal Year 2010 CIT Minimum Funding Right Percentage not accelerated into Fiscal Year 2009, at a price equal to 2.1% of the Remaining CIT Minimum Funding Right Percentage of the agreed Gain Generated Funding for Fiscal Year 2010.

[SIGNATURE PAGE FOLLOWS]

Dell Inc. | One Dell Way | Round Rock, TX 78682 | Telephone 512.338.4400 | Telefax 512.283.6751
www.dell.com | 1-800-BUY-DELL

If this letter accurately reflects our mutual agreement, please acknowledge by signing below where indicated.

Very truly yours,

DELL INC.

By:	/s/ Brian P. MacDonald Name: Brian P. MacDonald Title: Vice President and Treasurer

Acknowledge and agreed to by each of the other parties to the Funding Agreement:

DELL FINANCIAL SERVICES L.P., a Delaware limited partnership

By:	/s/ Gavan Goss
Name: Title:	Gavan Goss CFO and Vice President

DELL CREDIT COMPANY L.L.C., a Delaware limited liability company

By:	/s/ Brian P. MacDonald
Name: Title:	Brian P. MacDonald Chairman

DFS-SPV L.P., a Delaware limited partnership By: DFS-GP, Inc. Its: General Partner

By:	/s/ Gavan Goss
Name: Title:	Gavan Goss CFO and Vice President

DFS-GP, Inc. a Delaware corporation

By:	/s/ Gavan Goss
Name: Title:	Gavan Goss CFO and Vice President

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DELL GEN. P. CORP. a Delaware corporation

By:	/s/ Brian P. MacDonald
Name: Title:	Brian P. MacDonald Vice President and Treasurer

DELL DFS CORPORATION, a Delaware corporation
By:	/s/ Brian P. MacDonald
Name: Title:	Brian P. MacDonald Vice President and Treasurer

CIT Group Inc., a Delaware corporation

By:	/s/ Joseph M. Leone
Name: Title:	Joseph M. Leone Vice Chairman

CIT FINANCIAL USA, INC. a Delaware corporation

By:	/s/ Jeffrey D. Simon
Name: Title:	Jeffrey D. Simon President Vendor Technology Group

CIT DCC INC., a Delaware corporation

By:	/s/ Jeffrey D. Simon
Name: Title:	Jeffrey D. Simon President

CIT DFS INC., a Delaware corporation

By:	/s/ Jeffrey D. Simon
Name: Title:	Jeffrey D. Simon President

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CIT COMMUNICATIONS FINANCE CORPORATION, a Delaware corporation

By:	/s/ Jeffrey D. Simon
Name: Title:	Jeffrey D. Simon President

CIT CREDIT GROUP USA INC., a Delaware corporation

By:	/s/ Jeffrey D. Simon
Name: Title:	Jeffrey D. Simon Executive Vice President

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